As filed with the Securities and Exchange Commission on May 12, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2021

THE NEW GERMANY FUND, INC.

(Exact name of registrant as specified in its charter)

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Maryland (State or other Jurisdiction of incorporation)	811-05983 (Commission File Number)	13-3555471 (IRS Employer Identification No,)

875 Third Avenue
New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 454-4500
Not Applicable
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On May 7, 2021, the Board of Directors of the Registrant approved Amended and Restated Bylaws of the Registrant, effective May 7, 2021. The Amended and Restated Bylaws are filed as Exhibit 99.1 to this Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit
Number	Description
99.1	Registrant’s Amended and Restated Bylaws as of May 7, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2021	The New Germany Fund, Inc.
/s/John Millette Name: John Millette Title: Secretary

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